Exhibit 10.2

CLARIFYING AMENDMENT TO ETHANOL STORAGE AND THROUGHPUT AGREEMENT

THIS CLARIFYING AMENDMENT to the ETHANOL STORAGE AND THROUGHPUT AGREEMENT (this “Agreement”), is entered into this 4th day of January, 2016 and effective as of the 1st day of July, 2015 (the “Effective Date”), by and between Green Plains Ethanol Storage LLC (the “Operator”) and Green Plains Trade Group LLC (the “Customer”).  Customer and Operator are sometimes referred to in this Agreement as the “Parties” and individually as a “Party.”

WHEREAS, Operator and Customer intended that the Product definition not differentiate between fuel or industrial grade, and denatured or un-denatured product. Terms used herein not defined herein shall have the meaning set forth in the Agreement;

NOW, THEREFORE, in consideration of the mutual premises of the parties and covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	The second “WHEREAS” clause shall be modified so that “Product” shall mean Customer’s fuel or industrial grade ethanol, whether denatured or un-denatured.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

OPERATOR: GREEN PLAINS ETHANOL STORAGE LLC

Signature: /s/ Jerry Peters

Print Name:Jerry Peters

Title:Chief Financial Officer

CUSTOMER: GREEN PLAINS TRADE GROUP LLC

Signature: /s/ Jerry Peters

Print Name:Jerry Peters

Title:Chief Financial Officer

EXHIBIT G
TERMINAL DESCRIPTION

Location/Terminals	Minimum Throughput (mmg per calendar quarter)	Ethanol Storage Capacity (mmg)	Tank Bottoms (in gallons)
Atkinson, Nebraska	9.38	2.074	363,000
Bluffton, Indiana	27.90	3.000	277,170
Central City, Nebraska	22.75	2.250	300,000
Fairmont, Minnesota	21.56	3.124	275,000
Hereford, Texas	21.25	4.406	642,600
Hopewell, Virginia	12.75	.761	166,600
Lakota, Iowa	18.75	2.500	300,000
Obion, Tennessee	27.96	3.000	250,000
Ord, Nebraska	11.00	1.550	150,000
Otter Tail, Minnesota	9.75	2.000	250,000
Riga, Michigan	13.95	1.239	190,000
Shenandoah, Iowa	15.11	1.524	150,000
Superior, Iowa	11.10	1.238	228,000
Wood River, Nebraska	23.29	3.124	280,000

EXHIBIT H
ETHANOL PRODUCTION FACILITIES

Ethanol Production Plant Location
Atkinson, Nebraska
Bluffton, Indiana
Central City, Nebraska
Fairmont, Minnesota
Hereford, Texas
Hopewell, Virginia
Lakota, Iowa
Obion, Tennessee
Ord, Nebraska
Otter Trail, Minnesota
Riga, Michigan
Shenandoah, Iowa
Superior, Iowa
Wood River, Nebraska